THE ALGER AMERICAN FUND


    SUPPLEMENT DATED MAY 13, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005


On December 7, 2004, the Trustees of the Fund voted to amend the non-fundamental policies of the Fund to permit each Portfolio to buy and sell (write) options on securities and securities indexes. Accordingly, the Statement of Additional Information is revised as follows:

1. The first sentence of the second paragraph of the section captioned "Alger American Leveraged AllCap Portfolio" on page 2 is replaced with the following:

         The Portfolio may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts.

2. The following sentence is added at the end of the first paragraph of the section captioned "In General" on page 3:

         Each of the Portfolios may also purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gains and to hedge against the risk of unfavorable price movements.

3. The title of the section captioned "Options (Alger American Leveraged AllCap Portfolio)" on page 6, is changed to "Options (All Portfolios)". Additionally, the first word of the section is changed from "The" to "Each".

4. The paragraph labeled 14 under the caption "Investment Restrictions" on page 10 is deleted in its entirety.